UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 3, 2006
          -------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                            FALCON NATURAL GAS CORP.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                     000-50229               98-0403897
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)

                                Westchase Center
                            2500 City West Boulevard
                                    Suite 300
                                Houston, TX 77042
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (713) 267-2240
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A amends and corrects our Form 8-K dated February 3, 2006 with regard to disclosure of our cash obligations to Source Capital Group, Inc. resulting from our August 9, 2004 financial advisory services agreement with Source Capital Group and our financing with Cornell Capital Partners, LP and Highgate House Funds, Ltd.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sale of Equity Securities

Effective February 3, 2006 we issued an aggregate of 2,000,000 common stock purchase warrants to Source Capital Group, Inc. ("SCGI") and its assignees pursuant to our August 9, 2004 financial advisory agreement with SCGI (the "Agreement"). Each warrant is exercisable during the five year period ending 5:00PM New York Time on February 2, 2011 to purchase one share of our common stock at a price of $0.60 per share, subject to adjustment. Under the Agreement, we are obligated to pay fees to SCGI on monies raised by us during the engagement period, excluding overseas capital. Pursuant to the Agreement, we were obligated to pay SCGI a 10% cash and 10% warrant fee with respect to the $7,000,000 in financing provided to us by Cornell Capital Partners, LP and Highgate House Funds, Ltd. during the period July 2005 through October 2005 (the "Financings"). We agreed with SCGI that a total of 1,166,660 warrants were issuable to SCGI with regard to the 10% warrant issuance obligation under the Financings. We further agreed with SCGI to issue an additional 833,334 warrants to SCGI in partial satisfaction of the 10% cash obligation under the Financings giving rise to an obligation to issue an aggregate of 2,000,000 warrants. We paid SCGI $40,000 in cash in December 2005 and have a remaining cash obligation to SCGI of $360,000 with respect to the Financings. In connection with the foregoing, we entered into a Settlement Agreement with SCGI dated as of February 3, 2006. We are presently negotiating a payment plan with SCGI with regard to the outstanding cash balance.

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

Section 9 - Financial Statements and Exhibit

Item 9.01 Financial statements and Exhibits

(c)      Exhibits

Item                            Description
----                            -----------

10.1              Warrant,  dated  February  3, 2006  issued  to Source  Capital
                  Group, Inc. (1)

10.2              Warrant, dated February 3, 2006 issued to W. Todd Coffin (1)

10.3              Warrant,  dated  February  3, 2006 issued to William F. Butler
                  (1)

10.4 Settlement Agreement, dated as of February 3, 2006 between Registrant and Source Capital Group, Inc.

(1) Previously filed.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FALCON NATURAL GAS CORP.

                                         By:      /s/ Fred Zaziski
                                                  -----------------------------
                                                  Name:    Fred Zaziski
                                                  Title:   President

Date:    February 10, 2006

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